Business Combinations	12 Months Ended
Dec. 31, 2023
Business Combinations [Abstract]
Business Combinations
7.	BUSINESS COMBINATIONS

[a]	Veoneer AS
On June 1, 2023, the Company completed the acquisition of 100% of the common shares and voting interests of the entities holding the Veoneer Active Safety Business. Veoneer AS supplies active safety products globally including active safety integration systems, radar, camera systems, internal cabin sensing, thermal sensing, and light detection. The purchase price was $1,438 million [net of $111 million cash acquired].
The acquisition of Veoneer AS was accounted for as a business combination and is recorded in the Company’s Power & Vision segment. The Company recorded a purchase price allocation for the assets acquired and liabilities assumed based on their estimated fair values as of June 1, 2023. The following table summarizes the preliminary purchase price allocation:

Non-cash working capital	$100
Fixed assets	245
Other assets	96
Intangible assets	459
Goodwill	670
Other liabilities	(98)
Deferred tax liabilities	(34)

Purchase price	1,438
Receivable from seller	37

Net cash outflow	$1,475

The estimated fair values of the assets acquired and liabilities assumed are based on the Company’s preliminary estimates and assumptions. The preliminary purchase price allocation is subject to change within the measurement period and may be subsequently adjusted to reflect final valuation results and other adjustments, primarily related to measurement of fixed assets and measurement of intangible assets and goodwill.
Intangible assets consist primarily of amounts recognized for the fair value of customer relationship intangibles and technology. These finite-lived intangible assets are being amortized on a straight-line basis over a
7
year estimated useful life. Recognized goodwill is attributable to the assembled workforce, expected synergies and other intangible assets that do not qualify for separate recognition, and is not deductible for tax purposes.

[b]	Magna Yuma
On September 11, 2022, Magna invested $25 million in Yulu Mobility, an electrified mobility provider in India. The investment in Yulu Mobility has been recorded in investments on the consolidated balance sheets.
Magna and Yulu Mobility also established a new battery swapping entity, Magna Yuma, to support electrification of mobility and required infrastructure. Under the terms of the arrangement, Yulu Mobility contributed certain assets and intellectual property for a 49% interest in Magna Yuma and Magna contributed cash of $52 million for a 51% controlling interest in Magna Yuma. The investment in Magna Yuma was accounted for as a business combination and resulted in the recognition of fixed assets of $2 million, goodwill of $20 million, intangible assets of $33 million, deferred tax liabilities of $8 million and non-controlling
interests of $47 million.